UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2017

BOSTON SCIENTIFIC CORPORATION

(Exact name of registrant as specified in charter)

DELAWARE	1-11083	04-2695240
(State or other	(Commission	(IRS employer
jurisdiction of	file number)	identification no.)
incorporation)

300 Boston Scientific Way, Marlborough, Massachusetts	01752-1234
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:   (508) 683-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

(a)           Boston Scientific Corporation (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) on May 9, 2017 at its Corporate Headquarters located in Marlborough, Massachusetts.

(b)           The final voting results on each of the matters submitted to a vote of stockholders at the Annual Meeting are set forth below.

(1)                     All ten director nominees were elected to the Company’s Board of Directors for a one-year term to hold office until the Company’s 2018 Annual Meeting of Stockholders and until their successors have been elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Nelda J. Connors	1,160,360,773	3,898,512	46,966,996
Charles J. Dockendorff	1,160,410,669	3,848,616	46,966,996
Yoshiaki Fujimori	1,160,410,929	3,848,356	46,966,996
Donna A. James	1,159,300,583	4,958,702	46,966,996
Edward J. Ludwig	1,158,566,976	5,692,309	46,966,996
Stephen P. MacMillan	1,159,538,636	4,720,649	46,966,996
Michael F. Mahoney	1,130,169,379	34,089,906	46,966,996
David J. Roux	1,160,896,524	3,362,761	46,966,996
John E. Sununu	1,155,148,097	9,111,188	46,966,996
Ellen M. Zane	1,159,361,108	4,898,177	46,966,996

(2)                     The advisory vote on the compensation for the Company’s “Named Executive Officers” as disclosed in the Company’s proxy statement for the Annual Meeting was approved.

For	Against	Abstain	Broker Non-Votes
1,131,879,610	30,329,003	2,050,672	46,966,996

(3)                     The advisory vote on the frequency of an advisory vote to approve the compensation of the Company’s “Named Executive Officers.”

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
1,024,944,991	3,262,639	134,701,705	1,349,950	46,966,996

Based on the votes set forth above, the Company’s stockholders approved, on a non-binding, advisory basis, a frequency of One Year for the non-binding, advisory vote on the compensation of the Company’s named executive officers. The Board of Directors considered these voting results and other factors, and has determined that the Company will hold future advisory votes on its executive compensation on an annual basis.

(4)                     The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year was ratified.

For	Against	Abstain
1,199,107,187	10,976,016	1,143,078

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 11, 2017	BOSTON SCIENTIFIC CORPORATION

	By:	/s/ Vance R. Brown
Vance R. Brown
Vice President and Chief Corporate Counsel